EXHIBIT 10.12

                            SHARE PURCHASE AGREEMENT

THIS AGREEMENT made as of November 3, 1999

BETWEEN:

VIBRO-TECH INDUSTRIES, INC., a body corporate subsisting under the laws of Delaware, with a place of business at Suite 201-11240 Bridgeport Road, Richmond, B.C. V6X IT2

                                 (the "Company")

AND:

DR. MILES PRICE., Businessman, with a place of business at 3643 Marine Drive, West Vancouver, B.C. V7V IN3

                                (the "Purchaser")

WHEREAS:

A. The Company is not a distributing corporation under the Securities Act of 1933 or a reporting issuer under any provincial securities legislation of Canada;

B. The Purchaser is not, nor will be, an affiliate of the Company as interpreted under the Securities Act of 1933 or an associate of an affiliate or a member of the board of directors; and

C. The Company wishes to sell to the Purchaser 70,000 share for US$0.40 per share and the Purchaser has been engaged as a management consultant by the Company under an agreement dated October 25, 1999;

WITNESSES that the parties mutually covenant and agree as follows:

ARTICLE 1 DEFINITIONS AND INTERPRETATION

1.01 In this Agreement, including the recitals and schedules to this Agreement, unless the context otherwise requires:

Closing means the procedure for the issue of Shares on the Closing Date.

Closing Date means the earlier of November 10, 1999 or such other date designated by the Company when the date on which the Company will issue, and the Purchaser will pay for, the Shares.

Company means Vibro-Tech Industries, Inc..

Exchange means the OTC Bulletin Board.

Exchange Act means the Securities Exchange Act of 1934 (U.S.), as amended from time to time.

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Exercise Price means US$0.40 per Share.

Purchaser means Dr. Miles Price.

Shares means 70,000 shares of the Company to be purchased by the Purchaser for US$0.40 per share.

Securities Act means the Securities Act of 1933 (U.S.), as amended from time to time.

Securities Exchange Act means the Securities Exchange Act of 1934 (U.S.), as amended from time to time.

Share or Shares means a common share or common shares of the Company as constituted on August 12, 1999.

1.02 The captions, section numbers and article numbers appearing in this Agreement are inserted for convenience of reference only and will in no way define, limit, constrict or describe the scope or intent of this Agreement nor in any way affect this Agreement.

1.03 This Agreement and all matters arising under this Agreement will be governed by, construed and enforced in accordance with the laws of Delaware and any proceeding commenced or maintained in connection with this Agreement will be so commenced and maintained in the court of appropriate jurisdiction in the City of Wilmington, Delaware to which jurisdiction the parties irrevocably attorn.

1.04 In this Agreement, wherever the context requires, words importing the singular number will include the plural and vice versa, words importing the masculine gender will include the feminine and neuter genders and words importing persons will include firms and corporations and vice versa.

1.05 Unless otherwise stated, a reference in this Agreement to a numbered or lettered article, section, paragraph or subparagraph refers to the article, section, paragraph or subparagraph bearing that number or letter in this Agreement.

1.06 If any covenant or other provision of this Agreement is invalid, illegal or incapable of being enforced by reason of any rule of law or public policy such covenant or other provision will be severed; all other terms and conditions of this Agreement will, nevertheless, remain in full force and effect and no covenant or provision will be deemed dependent upon any other covenant or provision unless so expressed herein.

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ARTICLE 2 SUBSCRIPTION FOR SHARES

Subscription

2.01 The Purchaser subscribes for, and agrees to pay on the Closing Date for, 70,000 shares at the subscription price of US$0.40 per share on the terms and other conditions of this Agreement.

Acceptance

2.03 The Company accepts the Purchaser's subscription and agrees to allot and issue to the Purchaser on the Closing Date the Shares on the terms and other conditions of this Agreement and to cause a certificate or certificates representing the Shares to be issued to the Purchaser.

Certificate Legend

2.04 The certificate or certificates representing the Shares will be endorsed with a legend as follows:

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), THE DELAWARE STATE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITES ACT AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE SECURITIES LAWS, OR (2) AT THE OPTION OF THE COMPANY, UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL FOR THE TRANSFEROR, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

Securities Considerations

2.05 Purchaser acknowledges that the Shares are issued pursuant to the exemption from the registration requirements contained in Rule 504 of Regulation D of the Securities Act and the exemption from the registration requirements of Part I and the prospectus requirements of Part III of the B.C. Act as contained in paragraphs 45(2)(10) and 74(2)(9) respectively or rule 128(g) of the Rules to the Securities Act (British Columbia)and that:

(a) the Shares have not been registered under the Securities Act or any state or provincial securities laws, are being offered in reliance on certain exemptions contained in the Securities Act and such state or provincial securities laws and that the Company will use its best efforts to register the Shares within one year of the date of this Agreement;

(b) the Shares will not be sold or transferred except pursuant to:

(i) an effective registration statement under the Securities Exchange Act and any applicable state securities laws;

(ii) Rule 144 promulgated under the Securities Act; or

(ii) an opinion of counsel satisfactory to the Company to the effect that such registration is not required;

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(c) no federal, state or provincial agency has made any finding or determination as to the fairness of the investment, or any recommendation or endorsement of the Shares or any other securities of the Company; and

(d) the Company is not a reporting issuer, and does not expect to become, a reporting issuer in British Columbia and the onus is on the Purchaser to comply with the laws of British Columbia in selling the Shares.

2.06 A trade by the Purchaser of the Shares is deemed to be a distribution under the B.C. Act and the Securities Rules (B.C.) unless:

(a) the Company is at the time of the trade a reporting issuer not in default of any requirement of the B.C. Act and the Securities Rules (B. C.); and

(b) if the Purchaser is an insider of the Company, other than a director or senior officer of the Company, the Consultant has filed all records required to be filed under sections 87 and 90 of the B.C. Act;

(c) if the Purchaser is a director or senior officer of the Company, the Purchaser has filed all records required to be filed under sections 87 and 90 of the B.C. Act and the Company has filed all records required to be filed under
Part 12 of the B.C. Act;

(d) the trade is not a distribution from the holdings of a control person;

(e) no unusual effort must be made to prepare the market or to create a demand for the Shares; and

(f) no extraordinary commission or consideration is to be paid in respect of the trade.

2.07 The Purchaser acknowledges that it the current policy of the British Columbia Securities Commission, contrary to that of other Canadian securities administrators, that a receipt for a prospectus of the Company will not, under any circumstances, be issued, if the shares of the Company are quoted through the services of the OTCBB, United States and the risk of complying with, or being subject to the provisions of the B.C. Act on sale of the Shares, lies entirely with the Purchaser.

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ARTICLE 3 REPRESENTATIONS, WARRANTIES AND COVENANTS

Representations, Warranties and Covenants of the Company

3.01 The Company represents and warrants to, and covenants with, the Purchaser that:

(a) the Company is a body corporate subsisting under the laws of Delaware, validly exists and is in good standing with respect to all applicable law, and is duly registered to carry on business in all jurisdictions in which it carries on business;

(b) the Shares for which certificates are delivered to the Purchaser pursuant to this Agreement will, at the time of such delivery, be duly authorized, validly issued, fully paid and non-assessable;

(c) the authorized capital of the Company is 100,000,000 common shares with a par value of US$0.001 per share and the Company will allot and conditionally reserve for issuance sufficient number of common shares to issue the Shares;

(d) the Company is not a distributing corporation under the Exchange Act or a reporting issuer under any other applicable legislation but will use its best efforts to register its Shares under the Securities Exchange Act within one year of the date of this Agreement;

(e) the execution and delivery of this Agreement has been duly authorized by all necessary corporate proceedings and the completion of the transactions contemplated in this Agreement does not conflict with or result in the breach or acceleration of any indebtedness under, or constitute default under, the constating documents of the Company or any indenture, mortgage, agreement, lease, license or other instrument to which the Company is a party or by which it is bound, or any judgment or order of any Court or administrative body by which the Company is bound; and

(f) the Company has engaged the Purchaser as a management consultant for the country of Mexico under an agreement dated October 25, 1999 and the sale of the Shares is not made with the expectation that such agreement will be continued or confirmed.

3.02 The representations, warranties, covenants and agreements of the Company contained in this Agreement will be true at and as of the Closing as though such representations, warranties, covenants and agreements were made at and as of the Closing and except for the waiver of any condition by the Purchaser, the representations, warranties, covenants and agreements of the Company will survive the Closing and notwithstanding the closing of the issuance of the Shares under this Agreement, will continue in full force and effect.

Representations, Warranties and Covenants of the Purchaser

3.03 The Purchaser represents and warrants to and covenants with the Company that:

(a) the Purchaser is a resident of British Columbia, is a management consultant of the Company under an agreement dated October 25, 1999 and is aware that the Shares are being issued pursuant to the exemption from registration contained in section 3 of the Securities Act and pursuant to rule 128(g) of the Rules to the Securities Act (British Columbia);

(b) the Purchaser is purchasing the Shares for investment purposes as principal for its own account and not for the benefit of any other person;

(c) the Purchaser has the legal capacity and competence to execute this Agreement and that all necessary approvals by directors and shareholders of the Purchaser have been, or will in the ordinary course be, given to authorize the execution and delivery of this Agreement by the Purchaser;

(d) the Purchaser is not purchasing the Shares as a result of having any material information about the Company's affairs which has not been generally disclosed as at the date of the announcement of the purchase;

(e) the Purchaser acknowledges that any interest accruing on Subscription Funds will accrue to the sole benefit of the Company and may be applied by the Company for general corporate purposes; and

(f) the Purchaser is not, or will not be, an affiliate of the Company as interpreted under the Securities Act;

(g) the Purchaser understands that the Shares have not been registered under the Securities Act or the securities laws of any states of the United States or of the provinces of Canada;

(h) the Purchaser has such knowledge and experience in financial and business matters that it is capable of seeking out and evaluating the information relevant to evaluating the Company, the proposed activities thereof, and the merits and risks of the prospective investment, and to make an informed investment decision in connection therewith;

(i) the Purchaser realizes that, since the Shares are restricted and cannot be readily sold, that the Purchaser may not be able to sell or dispose of any of the Shares and, therefore, that Purchaser must not purchase the Shares unless Purchaser has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties;

(j) the Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act ("Rule 144") which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the Shares or conversion stock, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations;

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(k) the Purchaser understands that all information which Purchaser has provided to the Company concerning the Purchaser, the Purchaser's financial position and knowledge of financial and business matters is correct and complete as of this Agreement and, if there should be any material change in such information before the acceptance of this subscription, the Purchaser promptly notify the Company;

(l) the Purchaser has been provided with all materials and information requested, to the extent possessed or obtainable by the Company without unreasonable effort and expense, including any information requested to verify information furnished and has been provided the opportunity to ask questions of, and receive answers from, the Company and the officers, employees, and representatives of the Company concerning the terms and conditions of this offering; and

(m) no party has made any representations to the Purchaser as to the profitability, if any, of the Company, nor has the Purchaser relied on any statements made by any persons concerning the value of the investment in the Shares or the risks associated therewith and the Purchaser has made such inquiries as deemed necessary to make an informed decision, independent of any representations by any persons connected in any way with the Company.

3.04 The representations, warranties, covenants and agreements of the Purchaser contained in this Agreement will be true at and as of the Closing as though such representations, warranties, covenants and agreements were made at and as of the Closing and except for the waiver of any condition by the Company, the representations, warranties, covenants and agreements of the Purchaser will survive the Closing and notwithstanding the closing of the issuance of the Shares under this Agreement, will continue in full force and effect.

ARTICLE 4 CLOSING

4.01 Closing will occur at the principal business office of the Company at 10:00 a.m. on the Closing Date as designated by the Company.

4.2 At the Closing, the issuance of the Shares will be completed by the tabling and delivery:

(a) by the Company of:

(i) a certificate representing the Shares; and

(b) by the Purchaser of:

(i) a certified cheque or bank draft drawn in United States dollars and payable to the Company for the Subscription Funds.

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ARTICLE 5 GENERAL PROVISIONS

Time

5.01 Time is of the essence of the performance of every obligation under this Agreement, and no failure or lack of diligence by any party in proclaiming or seeking redress for any violation of, or insisting on strict performance of, any provision of this Agreement will prevent a subsequent violation of that provision, or of any other provision, from giving rise to any remedy that would be available if it were an original violation of that provision or another provision.

5.02 This Agreement will be binding upon and enure to the benefit of the respective heirs, executors, administrators and other legal representatives and, to the extent permitted hereunder, the respective successors and assigns, of the parties.


Notices

5.03 Unless otherwise provided herein, any notice, payment or other communication to a party under this Agreement may be made, given or served by delivery, telecopy or email and addressed as follows:

(a)      if to the Company or Chow:

Vibro-Tech Industries, Inc.
201-11240 Bridgeport Road
Richmond, B.C.  V6X IT2

Attention: Mr. Boo Jock Chong, Chief Executive Officer
Attention: Mr. William Chow, Chairman

Fax: 604-278-2712
Email: bjchong@vibro-tech.com
       ----------------------

(b)      if to the Purchaser:

Dr. Miles Price
3643 Marine Drive
West Vancouver, B.C. V7V IN3

Fax: 604-926-4411
Email: milesprice@aol.com
       ------------------

5.04 Any notice, payment or other communication so delivered, telecopied or emailed will be deemed to have been given or served at the time of delivery of transmission by telecopy or email

5.05 A party may by notice change its address for service.

Entire Agreement

5.06 This Agreement constitutes the entire agreement between the parties and supercedes all previous agreements or understandings between the parties in any way relating to its subject matter and the Company has made not representations, inducements, warranties or promises concerning this Agreement or the matters referred to herein which are not embodied in this Agreement.

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Binding Agreement

5.07 This Agreement will enure to the benefit of and will be binding upon the parties hereto and their respective heirs, executors, administrators, personal representatives and successors.

IN WITNESS WHERE OF this Agreement has been executed by the Company and the Purchaser as at the date first set forth above.


VIBRO-TECH INDUSTRIES, INC.


By: /s/ Gary MacDonald
        Gary MacDonald, Secretary

    /s/ Dr. Miles Price
        Dr. Miles Price



30072003/1-9